Treating Metabolic Acidosis and Slowing the Progression of Chronic Kidney Disease Investor Presentation April 2020

Forward Looking Statements Any statements contained in this presentation or made during the accompanying oral presentation that are not statements of historical facts are forward-looking statements as defined under the Federal securities laws. Examples of such statements include our plans, beliefs, intentions, expectations and projections regarding, among other things: (i) our receipt of FDA approval for veverimer on a timely basis, or at all; (ii) the potential date of approval of our New Drug Application (“NDA”) for veverimer; (iii) advisory committee meeting matters; (iv) the safety, efficacy and other expected patient benefits of veverimer; (v) the market opportunity, competition and rate of adoption for veverimer; (vi) our future clinical trial and product development milestones; (vii) our disease awareness and commercialization efforts and strategies; (viii) our receipt of adequate reimbursement for veverimer, and (ix) our financial projections and cost estimates. Any such forward-looking statements are based on our current expectations and assumptions, but are subject to a number of risks and uncertainties that could cause our actual future results to differ materially from our current expectations or those implied by the forward-looking statements. In addition, this presentation contains industry and market data prepared by third parties or by us. We have not independently verified this third-party data, and our data is based on our estimates and assumptions, which are subject to uncertainty and risk. As a result, you should not place undue reliance on this industry and market data. The risks and uncertainties that could adversely affect our forward-looking statements and the industry and market data include, but are not limited to: (i) the prospects of veverimer, including our ability to obtain FDA approval; (ii) the potential that the FDA could identify issues regarding our NDA at any time during its review of the application; (iii) risks related to the enrollment, completion and results of our confirmatory postmarketing trial; (iv) risk related to the market acceptance or commercial success of veverimer, including receipt of adequate reimbursement; (v) risks related to competition, potential market size and the size of the patient population for veverimer; (vi) risks related to the safety, efficacy and clinical benefit of veverimer; (vii) risks related to our manufacturing, sales, marketing and distribution strategies and activities; (viii) our medical affairs activities; (ix) risks related to COVID-19; and (ix) risks related to our capital requirements and ability to raise sufficient funds for our operations. These and other factors that may affect our future results and operations are identified and described in more detail in our filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recent Annual Report filed on Form 10-K and our subsequently filed Quarterly Report(s) on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events. 2

Our Goals for Veverimer* A Drug Candidate for the Treatment of Metabolic Acidosis in Patients with CKD Veverimer Is Under Review by the FDA with a PDUFA Goal Date of August 22, 2020 First and ONLY Disease Improve How Patients FDA-Approved Therapy Modifying Feel and Function Significant unmet medical Slow CKD progression Enhance physical need to treat chronic through the treatment of functioning and physical metabolic acidosis chronic metabolic acidosis functioning-related quality of life * Veverimer is not yet approved 3

Eight Things to Know About Metabolic Acidosis

1. Metabolic Acidosis is Commonly Caused by Kidney Disease Diseased Kidneys Lose Capacity to Excrete Acid Serum Bicarbonate Levels Fall acid Normal 22 – 29 Range mEq/L Serum bicarbonate Acid is generated Diseased kidneys An increase in acid Metabolic 12 – <22 from dietary sources lose capacity leads to a decrease Acidosis mEq/L and daily metabolism to excrete in serum bicarbonate excess acid and a vicious cycle leading to worsening metabolic acidosis Acute/Severe <12 Metabolic mEq/L Acidosis Source: Kraut. Nat Rev Nephrol. 2010;6(5):274; KDIGO Clinical Practice Guidelines 2012. 5

2. Metabolic Acidosis is Highly Prevalent in CKD ~ 3 Million Patients with Metabolic Acidosis and CKD in the United States ~600,000 ~1.1 Million > % ~1.4 Million 30 18% 9% Stage 3a Stage 3b Stage 4 & 5 *Stage 5 pre-dialysis patients. Data on file. NHANES 1999-2004 reports prevalence of CKD Stages 3 and 4 for the US adult population ages 20 and older. CKD Stage 3 and 4 prevalence was calculated using NHANES prevalence and 2016 US Census data. Stage 3a (70%) and 3b (30%) were approximated using NCCD-CDC Surveillance System. Metabolic acidosis prevalence by Stage 3a, 3b, and 4 reported in Inker LA et al., JASN, 2011. 6

3. Metabolic Acidosis Can Impact Kidney, Bone and Muscle Health Metabolic Acidosis is Associated with an Increased Risk of CKD Progression and Adverse Effects On Bone and Muscle Reduced Renal Acid Secretion Increased Risk of CKD Leads to Acid Buildup Progression and Mortality Acid Buffering Leads to Loss Increased Risk of Fractures, of Bone Density Renal Osteodystrophy Acid Buffering Leads to Muscle Wasting and Reduced Increased Protein Catabolism Physical Functioning Kraut JA et al., Adv Chronic Kidney Dis, 2017. 7

4. Metabolic Acidosis is Linked to Worsening Kidney Disease



Metabolic Acidosis
Renal Impairment
Kidney disease progression
Increased Acid Excretion
Augmented ammoniagenesis and enhanced proton secretion
Persistent Acid Retention
Sustained expression of ET-1, aldosterone and angiotensin II
Further Diminishing Kidney Function
Kidney fibrosis, proteinuria, inflammation, sodium and water retention

TRICIDA

Laghmani K et al., J Clin Invest, 2001. Wesson DE, JASN, 2001. Wesson DE et al., KI, 2010. Wesson DE et al., KI, 2012. Wesson DE et al., Nephrol Dial Transplant, 2015. Phisitkul S et al., KI, 2010. Ruiz-Ortega M et al., J Hypertens Suppl, 1994. Seccia TM et al., J Hypertens, 2008. Wolf G et al., Nephron Physiol, 2003. Greene EL et al., J Clin Invest, 1996. Remuzzi G et al., Kidney Blood Press Res, 1996. Halperin ML et al., Am J Kidney Dis, 1989. Nath KA et al., J Clin Invest, 1985. Nath KA et al., AJKD, 1991. Chen W et al., BMC Nephrol, 2014.

8

5. Multiple Academic Studies Show that Increasing Serum Bicarbonate Translates to Clinical Benefit Forest Plot Shows Slower Decline in eGFR at the End of Study Period with Oral Alkali Supplementation or Reduction of Dietary Acid Intake Oral alkali Dietary intervention Navaneethan et al., CJASN, 2019. 9

6. National and International Kidney Disease Guidelines Recommend Treating Metabolic Acidosis

CKD Practice Guidelines Suggest Treatment if Serum Bicarbonate Levels are Below 22 mEq/L

“We suggest that in people with CKD and serum bicarbonate concentrations **<22 mmol/L** treatment with oral bicarbonate supplementation be given to maintain serum bicarbonate within the normal range, **unless contraindicated.**

Serum bicarbonate concentrations less than 22 mmol/L are associated with **risk of CKD progression and increased risk of death.”**

“In CKD Stages 3, 4, and 5, the serum level of total CO2 should be measured. The frequency of these measurements should be based on the stage of CKD (OPINION).

In these patients, serum levels of total CO_2 should be **maintained at >22 mEq/L (22 mmol/L).** (EVIDENCE) If necessary, supplemental alkali salts should be given to achieve this goal. (OPINION).”

TRICIDA

KDIGO: Clinical Practice Guideline for the Evaluation and Management of Chronic Kidney Disease. Kidney Inter, Suppl, 2013. Eknoyan G et al., AJKD, 2003.

10

7. Metabolic Acidosis is Undertreated The Majority of Patients with Metabolic 100% Acidosis are NOT treated 90% 80% % of 70% Patients 60% Receiving 50% Oral Alkali 40% Therapy 30% 20% 15% < 10% 10% < 3% < 6% 0% CRIC Study Tangri 2020 TRCA-301 Tangri 2019 Dobre 2013 Dobre M et al., AJKD, 2013. Tangri N et al., NKF SCM, 2020. Wesson DE et al., The Lancet, 2019. Tangri N et al., ASN, 2019. The Tangri studies were sponsored by Tricida, Inc. 11

8. Current Treatments for Metabolic Acidosis Have Limitations: Oral Alkali Supplements Can Deliver Unacceptable Sodium Loads

KDIGO guidelines recommend restricting sodium intake to **<2 g per day** in patients with CKD

Other guidelines for common co-morbid diseases associated with CKD also recommend restricting dietary sodium

Hypertension (ACC/AHA)
<1.5 g of sodium per day (optimal goal)

Diabetes (ADA)
<2.3 g of sodium per day

Heart Failure (ACCF/AHA)
<1.5 g of sodium per day (stage A/B)
<3 g of sodium per day (stage C/D)

Sodium Loads Delivered by Daily Oral Alkali Dosing*

Baseline Serum Bicarbonate (mEq/L)	Increase Needed to Normalize Serum Bicarbonate (mEq/L)	Oral $NaHCO_3$ Dose (g/day)	Corresponding Sodium Dose
12	10	20.4	**5.6 g/day**
18	4	8.1	**2.2 g/day**

TRICIDA

*Calculation represents an 80 kg person. ACC, American College of Cardiology; ACCF, American College of Cardiology Foundation; ADA, American Diabetes Association; AHA, American Heart Association. Abramowitz, et al. CJASN, 2013.

12

8. Current Treatments for Metabolic Acidosis Have Limitations: Oral Alkali Supplements Can Have Adverse Systemic Effects Adverse Systemic Effects Mean Changes (Day 1 to Day 5) in Weight and Systolic Blood Pressure • The volume effects (e.g., blood pressure, sodium retention) of Change in Body Change in Systolic Weight Blood Pressure NaHCO3 are the same as those from Change ofin body weight Change ofin systolic blood pressure NaCl 5 24 20 4 • Worsening edema/increased loop 16 3 diuretics required 12 Pound 2 mm Hg • Worsening hypertension/increased 8 1 4 antihypertensive drugs required 0 0 NaCl (200 mEq) NaHCO3 (100 mEq) NaCl (200 mEq) NaHCO3 (100 mEq) • Gastrointestinal intolerability + + NaCl (100 mEq) NaCl (100 mEq) Husted et al., Clinical Nephrology, 1977. Navaneethan SD et al., CJASN, 2019. 13

8. Current Treatments for Metabolic Acidosis Have Limitations Sodium from Oral Alkali May Inhibit the Efficacy of Common Hypertension Therapies Sodium Attenuates the Beneficial Effects of ARBs and ACEi ACEi therapy Post-hoc analysis of RENAAL and IDNT trials Post-Hoc Analysis of REIN Trials Risk of kidney events in patients receiving ARBs increases in Higher salt intake was associated with an increased risk of direct proportion to higher sodium intake progression to ESRD in patients taking an ACEi Post-hoc Analysis of RENAAL and IDNT Studies: “The renal and cardiovascular protective effects of ARB therapy compared with non-RAASi–based therapy attenuated in subjects with larger consumption of sodium so that in subjects with the highest sodium intake the treatment effects on hard renal and cardiovascular outcomes were completely annihilated.” ARB: Angiotension II receptor blocker. ACE: Angiotension converting enzyme inhibitor. RAASi: Renal angiotension aldosterone system inhibitor. Lambers Heerspink HJ et al., KI, 2012. Vegter S et al., JASN, 2012. 14

8. Current Treatments for Metabolic Acidosis Have Limitations:

Oral Alkali Supplements Have Not Been Established to be Safe and Efficacious (Not FDA-Approved)

BiCARB Multi-Center, Double-Blind, Placebo Controlled, Randomized Trial

- Population: 300 subjects enrolled at 27 study sites in the UK
- Double-blind, placebo-controlled 24-month study
- Average Age: ~74 years
- Baseline Serum Bicarbonate: ~20-21 mEq/L
- Baseline eGFR: ~18-20 mL/min/1.73m^2
- Restrictive eligibility criteria, and corresponding restrictive population, resulted in 4 years to enroll 300 subjects, of which only about half completed the study

- **Efficacy Summary**
  - **There is no evidence of a treatment benefit of oral sodium bicarbonate at doses of 1.5 – 3 g/day vs placebo on physical function, quality of life or CKD progression**
- Safety Summary
  - Cardiac disorders
    - 21% sodium bicarbonate vs 13% placebo
  - Death
    - 9.9% sodium bicarbonate vs 7.4% placebo
  - Early withdrawals
    - 47% sodium bicarbonate vs 46% placebo

"Our results suggest that at least for patients aged 60 and over with CKD GFR categories 4 and 5, 1.5 to 3 g per day of oral bicarbonate does not produce any health benefits and may be associated with net harms." *Conclusion from The BiCARB study group*

TRICIDA

The BiCARB study group, BMC Medicine, 2020.

15

Metabolic Acidosis: Three Key Takeaways Metabolic acidosis is common, harmful 1 and needs to be treated Metabolic acidosis is both a complication and an underlying cause of kidney disease 2 progression There is an urgent need for an FDA-approved 3 therapy to treat chronic metabolic acidosis 16

There is an Urgent Need for an FDA-Approved Therapy to Treat Chronic Metabolic Acidosis Currently Available Approaches Have Limitations and Are Not Widely Used • Neutralize acid with oral alkali supplements • Decrease acid intake with dietary intervention Veverimer: A Potential New Approach to Treat Metabolic Acidosis • Bind and remove intestinal acid with an orally administered, non-absorbed polymer – Does not introduce a sodium load – Analogous to mechanism healthy kidney uses when it excretes ammonium chloride and titratable acids to maintain acid/base balance – Results in an increase in serum bicarbonate 17

Veverimer: Designed to Bind and Remove Acid in the GI Tract to Raise Serum Bicarbonate and Treat Metabolic Acidosis 18

Veverimer: Designed to Bind and Remove HCl with High Capacity and Selectivity

High Binding Capacity


Oral Ingestion
Acid Binding in GI Tract
NH_2
veverimer
H^+
NH_3^+
Cl^-
Excretion in Feces

Non-absorbed polymer

Binds protons (H^+) and ***then selectively binds chloride (Cl^-)*** in the GI tract

Excreted, ***resulting in removal of HCl****

High Binding Selectivity


GI Anions
Ranked by Size
Bile Acids
Fatty Acids
Citrate
Phosphate
Chloride
veverimer

The high degree of crosslinking in veverimer provides a ***size exclusion mechanism*** that leads to high selectivity for binding chloride (the smallest anion) over larger anions

TRICIDA

GI: Gastrointestinal. HCl: Hydrochloric acid. *Veverimer's maximum theoretical HCl binding capacity is approximately 10 mEq/gram.

19

Veverimer: Ease of Administration* Once-a-day dosing Orally administered as a suspension in water 3 g, 6 g or 9 g dose sizes 2 oz. Water No observed drug-drug interactions** *Targeted profile if approved ** Data on file 20

Veverimer: Being Reviewed through the Accelerated Approval Program – PDUFA Goal Date of August 22, 2020 Accelerated Approval Veverimer NDA Accepted for Review Program Requirements through the Accelerated Approval Program Increasing blood bicarbonate may Treats a Serious, slow progression to ESRD for patients Life-Threatening Condition with CKD and metabolic acidosis Meaningful Advantage There are no FDA-approved therapies for Over Standard of Care the treatment of chronic metabolic acidosis Surrogate Endpoint Reasonably Increasing blood bicarbonate has been Likely to Predict Clinical Benefit linked to the slowing of CKD progression Source: FDA Guidance for Industry—Expedited Programs for Serious Conditions—Drugs and Biologics. 21

Veverimer: Clinical Trial Program

Completed Clinical Trials

☑ **TRCA-101*** Successful 2-week, randomized, double-blind, placebo-controlled Phase 1/2 trial, 3 doses and 2 dosing regimens of veverimer or placebo
Blood bicarbonate endpoint
135 subjects

☑ **TRCA-301**** Successful 12-week, randomized, double-blind, placebo-controlled Phase 3 trial
3 – 9 g veverimer or placebo
Blood bicarbonate endpoint
217 subjects

☑ **TRCA-301E***** Successful 40-week, blinded Phase 3 extension trial
3 – 9 g veverimer or placebo
196 subjects

Completed planned trials for NDA and published TRCA-101, TRCA-301 & TRCA-301E results

VALOR-CKD Postmarketing Trial

Initiated enrollment in 4Q 2018

Evaluate the efficacy and safety of veverimer in delaying CKD progression in pre-dialysis patients with metabolic acidosis

Anticipate randomizing ~1,600 subjects

Time to event trial: randomized, double-blind, placebo-controlled study

Protocol specifies an interim analysis when at least half the planned number of primary endpoint events have been accrued

Data readout expected post initial approval

* Bushinsky et al., CJASN. 2018;13:26-35. **Wesson, et al., The Lancet, 2019. ***Wesson, et al., The Lancet, 2019.

TRICIDA

22

Veverimer: TRCA-301 and TRCA-301E Trial Results Published in The Lancet TRCA-301 Results TRCA-301E Results 23

Veverimer: TRCA-301/301E Trial Design Study TRCA-301 Study TRCA-301E Treatment Period Treatment Period Veverimer 6 g QD (n=124) Veverimer 3-9 g QD (n=114) Fixed 6 g QD until Week 4 217 patients with eGFR 20-40 2 mL/min/1.73m R Dose adjustments Safety and serum 4:3 allowed * Follow-up bicarbonate 12-20 mEq/L Placebo QD (n=93) Placebo QD (n=82) Week -2 Day 1 Week 4 Week 12 Week 52 Week 54 R: randomization; QD: once daily. *Blinded dose adjustments (3 g, 6 g and 9 g QD veverimer) thereafter to maintain serum bicarbonate levels within the normal range. 24

Veverimer: TRCA-301: Baseline Disease Characteristics Veverimer Placebo Medication Veverimer Placebo N=124 N=93 Use N=124 N=93 29 28 ACE inhibitors / ARBs 67% 82% Baseline eGFR, mean mL/min/1.73m2 mL/min/1.73m2 Diuretics 60% 63% Baseline serum 17 mEq/L 17 mEq/L bicarbonate, mean Calcium channel blockers 56% 60% Selected Medical History Anti-diabetic drugs 53% 56% CKD 100% 100% Beta blockers 46% 53% Hypertension 97% 97% Lipid modifying agents 44% 53% Diabetes 61% 70% Anti-thrombotic agents 38% 48% Left ventricular hypertrophy 47% 41% Drugs for acid related disorders 10% 6% Congestive heart failure 29% 33% Sodium bicarbonate 10% 8% 25

Veverimer: Summary of TRCA-301/301E Clinical Trial Results TRCA-301 Veverimer-Treated Subjects Experienced a Mean TRCA-301 / TRCA-301E Increase from Baseline in Serum Bicarbonate of 4.5 mEq/L Prespecified Time-to-Event Analyses (52 Weeks) 21.7 65% Reduction in the Annualized Event Rate for Veverimer-Treated Subjects 22 21.6 21.6 22.0 21.7 4% DD50 21 incidence rate 20.8 4.5 mEq/L 20 20.2 (P< 0.0001) 12% DD50 0 0 incidence rate 19 19.0 18.6 18.6 18.9 18.4 18.5 18 18.1 17.3 17.3 17 BL Week 1 Week 2 Week 4 Week 6 Week 8 Week Week Placebo Veverimer 10 12 TRCA-301 / TRCA-301E TRCA-301 / TRCA-301E KDQOL Physical Function Domain Repeated Chair Stand Test Improved physical function physical Improved 11.4 function physical Improved -1.4 0 -4.3 -0.7 0 12 Time since randomisation (weeks) 40 52 BL: Baseline. W: Week. Error bars: Standard error of the mean. DD50: Death, dialysis or ≥50% reduction in eGFR. Wesson DE et al., Lancet 2019; 393:1417-27. Wesson DE et al., Lancet 2019; 394: 396-406. 26

Veverimer: TRCA-301E Prespecified Analyses 1) Kidney Disease Quality of Life (KDQOL) Physical Function Survey ̶ A validated questionnaire designed to assess kidney disease-specific health-related quality of life ̶ Subjects responded to the 10 KDQOL questions related to physical function during daily activities ̶ Total possible score = 100 2) Repeated Chair Stand Test ̶ Used as a measure of lower extremity muscle strength ̶ Measured as time for subject to complete 5 repetitions of sit-to-stand 3) Time to DD50 ̶ Evaluated time to death, dialysis/renal replacement therapy or ≥ 50% reduction in eGFR 27

Veverimer: Improvement in Patient-Reported Physical Function Over One Year (KDQOL Physical Function Domain) 15 p<0.0001 Veverimer (N=114) Placebo (N=82) 11.42*11.42 Mean 10 p=0.0396 p=0.0177 Change 7.80 from 6.49 Baseline in KDQOL 5 Physcial Function Domain 2.11 0 1.16 Functioning Physical Improved -0.71-0.7 Baseline: PBO = 55.73; Veverimer = 52.59 -5 0 4 8 12 16 20 24 28 32 36 40 46 52 Week *The minimally clinically important difference in KDQOL subscales, based on the academic literature, is 3 to 5 points Wesson et al., The Lancet, 2019. 28

Veverimer: Improvement in Measured Physical Functioning Over One Year (Repeated Chair Stand Test) 2 Veverimer (N=114) Placebo (N=82) 1 ImprovedPhysical Functioning 0 p=0.0017 p<0.0001 p<0.0001 Mean -1 -1.25 -1.19 Change --1.41.42 from -2 Baseline to -2.25 Complete -3 Repeated Chair Test, -4 -3.71 Seconds -4.28 -5 -4.28* Baseline: PBO = 21.01; Veverimer = 21.65 -6 0 4 8 12 16 20 24 28 32 36 40 46 52 Week *The minimally clinically important difference in the time to complete the repeated chair stand test, based on the academic literature, is 1.7 seconds Wesson et al., The Lancet, 2019. 29

Veverimer: Reduction in a Composite of Mortality and Kidney Disease Progression Over One Year (DD50) TRCA-301 / TRCA-301E Study Results Pre-Specified Time-to-Event Analyses (52 Weeks) Kaplan-Meier Plot of Time to First Occurrence of Death, Renal Replacement Therapy or ≥50% Decline in eGFR 4% DD50 incidence rate 65% Reduction 12% DD50 incidence rate DD50 = Death, dialysis/renal transplant or 50% reduction in eGFR. Incidence rate is calculated as 100 × number of events / total person-years. 30 Wesson et al., The Lancet, 2019.

Veverimer: TRCA-301/301E Safety Summary TRCA-301 TRCA-301E Veverimer Placebo Veverimer Placebo (n=124) (n=93) (n=114) (n=82) Discontinued prematurely 4.0% 4.3% 2.6% 9.8% Serious adverse events (none assessed to be related to 2.4% 2.2% 1.8% 4.9% study drug) Gastrointestinal adverse events 16.9% 8.6% 21.4% 25.9% Wesson et al., The Lancet, 2019. 31

Our Goal is to Launch Veverimer in the United States for Treatment of Patients with CKD and Metabolic Acidosis Treated by Nephrologists 32

Metabolic Acidosis is a Significant US Market Opportunity

Increased Awareness
drives higher metabolic acidosis diagnosis and treatment

Expansion
beyond nephrologists provides additional opportunity

Focus
on patients seen by nephrologists provides initial opportunity for veverimer



3,000,000
Patients with CKD and Metabolic Acidosis
1,100,000
Patients Under Physician Care
~600,000
Patients Under Nephrologist Care

Data on file. NHANES 1999-2004 reports prevalence of CKD Stages 3 and 4 for the US adult population ages 20 and older. CKD Stage 3 and 4 prevalence was calculated using NHANES prevalence and 2016 US Census data. Stage 3a (70%) and 3b (30%) were approximated using NCCD-CDC Surveillance System. Metabolic acidosis prevalence by Stage 3a, 3b, and 4 reported in Inker LA et al., JASN, 2011. Symphony Health Solutions Claims Data.

TRICIDA 33

A High Number of Patients with Metabolic Acidosis Are Treated By a Relatively Small Number of Nephrologists Highly Concentrated Market 100% 80% of Potential Target Patient Population 80% 60% 40% 20% Cumulative % Potential 0% ~5,000 Nephrologists Cumulative % of nephrologists with highest number of pre-dialysis patients with Stages 3-5 CKD Symphony Health Solutions IDV® 34

We Will Target ~5,000 Community Nephrologists at Launch Optimize Reach with 2 Regional Managers, 10 Division Heads and 80 to 85 Strategic Account Managers # Nephrologist Symphony Health Solutions IDV® 35

High-Prescribing Nephrologists Believe There is a Link Between Metabolic Acidosis and Kidney, Bone and Muscle Health Progression of CKD Muscle health Bone health 84% of respondents believe that 86% of respondents believe that 98% of respondents believe that treating metabolic acidosis helps to treating metabolic acidosis helps treating metabolic acidosis helps slow kidney disease progression maintain muscle health maintain bone health 84% 86% 98% Believe Believe Believe Also, 90% of respondents believe that a potential new treatment for metabolic acidosis that leads to improvements in physical function-related quality of life would be meaningful for their patients Tricida Primary Market Research, SciMedica Group, Aug 2018. Nephrologist n=50 36

Expanding our Disease Awareness Campaign Website and Neph+ App Digital Ads and Congresses Social Media Engagement ASN Kidney Week 2019 >1,000 Engagements with HCPs www.metabolicacidosisinsights.com Now ranked 1st on Google search 37

Increasing Awareness of Veverimer and Metabolic Acidosis Through Publications and Posters

Veverimer

THE LANCET

TRCA-301 Results
March 2019
Veverimer versus placebo in patients with metabolic acidosis associated with chronic kidney disease: a multicentre, randomised, double-blind, controlled, phase 3 trial

THE LANCET

TRCA-301E Results
June 2019
Long-term safety and efficacy of veverimer in patients with metabolic acidosis in chronic kidney disease: a multicentre, randomised, blinded, placebo-controlled, 40-week extension

KIDNEY WEEK 2019 Washington, DC | Nov. 5-10

- Randomized Controlled Trial of Long-Term Safety and Efficacy of Veverimer for Treatment of Metabolic Acidosis
- Mechanism of Action of Veverimer, a First-in-Class, Orally-Administered, Non-Absorbed, Counterion-Free Hydrochloric Acid Binder Being Developed for the Treatment of Metabolic Acidosis in CKD

National Kidney Foundation 2020 Spring Clinical Meetings

- MOA and Onset of Effect of Veverimer, a Novel Acid Binder for the Treatment of MA Associated with CKD
- Effects of Veverimer on Serum Bicarbonate and Physical Function in Patients with Diabetes and CKD: Subgroup Analysis from a Randomized Trial
- Effects of Veverimer on Serum Bicarbonate and Physical Function in Patients with CHF and CKD: Subgroup Analysis from a Randomized Trial
- CKD as a Model of Accelerated Aging and Improvement in Physical Function with Veverimer

Metabolic Acidosis

AJKD

Jun 2019: Tolerance to Sodium in Patients With CKD-Induced Metabolic Acidosis: Does the Accompanying Anion Matter?

Current Opinion

Mar 2019: Clinical evidence that treatment of metabolic acidosis slows the progression of chronic kidney disease

CJASN

Jul 2019: Effects of Treatment of Metabolic Acidosis in CKD, A Systematic Review and Meta-Analysis

KIDNEY WEEK 2019 Washington, DC | Nov. 5-10

- Metabolic Acidosis is an Independent Predictor of Adverse Renal Outcomes and Higher Costs in Patients with Chronic Kidney Disease
- Metabolic Acidosis is Underdiagnosed and Undertreated in Patients with Chronic Kidney Disease
- Metabolic Acidosis is Associated with Failure to Thrive and Fractures/Falls in Patients with Chronic Kidney Disease
- Association of Metabolic Acidosis with Adverse Cardiovascular Outcomes in Patients with Chronic Kidney Disease

National Kidney Foundation 2020 Spring Clinical Meetings

- Metabolic acidosis is a Predictive Factor for All-Cause Mortality in CKD*
- Metabolic acidosis is Undertreated in CKD
- Understanding the Long-Term Impact of Metabolic acidosis in CKD: Design of the ULTIMA-CKD Registry

National Kidney Foundation 2019 Spring Clinical Meetings

- Adverse Clinical Outcomes in Patients with Chronic Kidney Disease and Metabolic Acidosis: A Longitudinal Analysis from Electronic Medical Records of > 50,000 Patients

TRICIDA 38

Veverimer: Positive Reaction to Profile and Anticipated Adoption Supports Market Opportunity to Address a High Unmet Need Nephrologists Were Asked about Their Nephrologists Were Asked to Estimate Likelihood of Prescribing Veverimer* Veverimer Share at One Year* 79% Would Definitely or 52% Probably Prescribe Veverimer Share For Their Other 18% Patients, it will be Might “Watch and Wait” Prescribe Definitely/Probably Might Would Not Definitely Would Not Source: IQVIA Quant Q3’19 Nephrologist n=100 *Based on a target product profile including information from Wesson DE et al., Lancet. 2019; 393:1417-1427. Wesson DE et al., Lancet. 2019; 394:396-406. Quotation from Tricida Primary Market Research Qual Survey 2019, n=15. If approved, the veverimer prescribing information may differ. *We believe this estimate is more representative of peak share opportunity 39

Engaging with Payers to Facilitate Optimal Coverage



Payer Advisory Board Meeting

- Met with 10 payers representing ~100 million lives in March 2020
- Key takeaways:
  - **First-in-class, must cover**
  - Disease modification is important
  - Positive reactions to health economics analysis
  - Prior authorization likely (confirm serum bicarbonate and sodium sensitivities)



Managed Market Team Actively Meeting with Payers

- **Field-based payer team of 12 representatives**
- Proactively targeting payers that represent 95% of covered US lives
- Met with 77 payers representing >260 million lives
  - Goal is to meet with 100 payers prior to approval at least once



Employing Multiple Avenues for Handling Prior Authorizations

- **Mirror nephrologists' current practice**
  - Preferred pharmacy (retail and specialty, as preferred)
  - Electronic Prior Authorization System
  - Patient Assistance Hub
  - Nephrologist staff education by 10 field reimbursement managers

TRICIDA
40

Ongoing Payer Discussions Include Health Impact of Metabolic Acidosis Supportive Data from Analysis of Major Payer Database Shows Significant Health Impact of Metabolic Acidosis Over a Two-Year Period 3X 3.6X 1.5X Higher Likelihood Higher Likelihood of Higher Likelihood to Progress of Death Starting Dialysis 1 or More CKD Stages 50% 50% 50% 40% 40% 40% *38.3% *30.9% 30% 30% 30% 24.6% *18.0% 20% 20% 20% 10.2% 10% 10% 4.8% 10% 0% 0% 0% Mortality Chronic Dialysis Progression > 1 CDK Percent of Patients with with Outcome of Patients Percent Mortality Chronic Dialysis ProgressionStage, % ≥ 1 CKD Stage, % *p<0.0001 Metabolic Acidosis (N=17,350) Normal Serum Bicarbonate (N=34,208) Optum® EMR, De-identified electronic Health Record dataset 2007–2017. Tangri N, National Kidney Foundation Spring 2020 Data on file. 41

Ongoing Payer Discussions Include HEOR Analysis

Compelling Health Economic Outcomes Research (HEOR) Message for Payers

Impact of metabolic acidosis comparing all-cause cost in an acidotic vs. non-acidotic population	Impact of increase in serum bicarbonate as a continuous variable in combined acidotic and non-acidotic population
~$40K of added costs/year CKD stage 3 to 5 non-dialysis patients with metabolic acidosis costs ~$40K more than CKD patients with normal serum bicarbonate	Each **1 mEq/L increase in serum bicarbonate was associated with a 7% decrease** in all cause monthly healthcare costs (p<0.0001)

TRICIDA

Optum® EMR, De-identified electronic medical records 2007–2017. Reaven N, Association of Managed Care Pharmacy; Oct 31, 2019 and ASN Kidney Week Nov 7, 2019

42

Patients with Commercial, Medicare with Subsidy, Medicaid and VA/DOD Patients Represent ~62% of Target Population Anticipated Payer Mix in Target Population 1% VA/DOD 5% VA/ Uninsured DODCash 10% Medicaid Medicaid33% Over half of the initial targeted patients with Medicare with CKD and metabolic acidosis will have either no subsidy low copay (Medicaid, Medicare with subsidy 33% and VA/DOD) or may have assistance with Commercial 18% their copay (commercial) Medicare with subsidy Symphony Health Solutions IDV® 2018 USRDS Annual Report, Kaiser Family Foundation 43

Veverimer: Multi-Billion Revenue Opportunity in the US with a Focus on the Nephrology Specialty


3,000,000
Patients with CKD and Metabolic Acidosis
1,100,000
Patients Under Physician Care
~600,000
Patients Under Nephrologist Care
150,000
Rx Patients*
5% Share of Total Prevalence

US Revenue Metrics

Est. WAC price:	**~$2,000 – $3,000/month**
Est. net price (~30% GtN):	**~$1,400 – $2,100/month**
Est. compliance:	**65% (~8 months/year)**

Revenue PPPY: ~**$14,000** (at midpoint)

>$2 billion / year in the US Nephrology Specialty

TRICIDA

PPPY: Per Patient Per Year. *Incorporates intent to treat and managed care coverage assumptions

44

Veverimer: Worldwide Patent Estate United States Europe Rest of World • Six issued Orange Book • Three issued patents • Issued patents in Australia, eligible patents Hong Kong, Japan, Mexico and • Several pending Russia • Several pending patent patent applications applications • Corresponding pending patent applications in other commercially significant countries Patent protection expected to provide exclusivity for veverimer until at least June 5, 2034 in the United States, Australia, Hong Kong, Japan, Mexico and Russia and at least December 10, 2035 in Europe.* *Exclusivity does not include any extension related to Hatch-Waxman in the United States, or a Supplementary Protection Certificate in Europe. 45

Strong Financial Position ~ $355 million year-end cash, cash equivalents and investments as of December 31, 2019 $60 million currently drawn under a $200 million debt facility with Hercules (including $20 million drawn in December 2019) – Additional draw down availability of: • $15 million prior to December 15, 2020 • $75 million subject to FDA approval of veverimer and prior to December 15, 2020 • $50 million subject to approval by Hercules ~ 49.8 million total shares outstanding as of December 31, 2019 46

THANK YOU